                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A


                        CURRENT REPORT-AMENDMENT NO. 1


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported)
                                  May 31, 1996



                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                    0-18312                76-0252850
(State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)             File Number)         Identification No.)



2835 Holmes Road, Houston, Texas                               77051
(Address of principal executive offices)                    (Zip Code)


                                 (713) 799-5100
              (Registrant's telephone number, including area code)
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                                   Total Number of Pages:   20
                                                                            --
                                            Exhibit Index Located at Page   19
                                                                            --

                    INFORMATION TO BE INCLUDED IN THE REPORT

       The Registrant hereby amends the following items, financial statements and exhibits of its Form 8-K Report filed on June 14, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         (a) Financial Statements of the Wadeco Group of Companies.

             The combined financial statements of the Wadeco Group of Companies required to be filed pursuant to Item 7 of Form 8-K are attached hereto as Item 7(a).

         (b) Pro Forma Financial Information.

             The pro forma financial information required to be filed pursuant to Item 7 of Form 8-K is attached hereto as Item 7(b).

         (c)  Exhibits.

         23.1 Consent of Price Waterhouse.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          TUBOSCOPE VETCO INTERNATIONAL CORPORATION



Date: August 2, 1996      By: /s/ JOSEPH C. WINKLER
                             -------------------------------------------------
                             Joseph C. Winkler
                             Executive Vice President, Chief Financial Officer and Treasurer

                                                                       ITEM 7(a)



                           WADECO GROUP OF COMPANIES








                                                                        COMBINED
                                                            FINANCIAL STATEMENTS
                                                                  April 30, 1996

May 24, 1996
(May 31, 1996 as to Note 14)



AUDITORS' REPORT



TO THE DIRECTORS OF THE
WADECO GROUP OF COMPANIES


We have audited the combined balance sheet of the WADECO GROUP OF COMPANIES, as described in Note 1, as at April 30, 1996 and the combined statements of income and retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the combined financial position of the WADECO GROUP OF COMPANIES as at April 30, 1996 and the combined results of their operations and the combined changes in their financial position for the year then ended in accordance with Canadian generally accepted accounting principles.



PRICE WATERHOUSE
CHARTERED ACCOUNTANTS
EDMONTON, ALBERTA, CANADA

                           WADECO GROUP OF COMPANIES


                             COMBINED BALANCE SHEET
                                 APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)

ASSETS

CURRENT ASSETS
 Cash and cash equivalents....................    $ 3,226,700
 Accounts receivable, net.....................      4,215,716
 Income taxes recoverable.....................        508,335
 Inventories (Note 4).........................      1,703,762
 Prepaid expenses.............................        165,082
                                                  -----------
                                                    9,819,595

PROPERTY, PLANT AND EQUIPMENT, NET (NOTE 5)...     16,417,644
                                                  -----------
                                                  $26,237,239
                                                  ===========

LIABILITIES

CURRENT LIABILITIES
 Accounts payable.............................    $   720,870
 Accrued liabilities (Note 7).................        484,435
 Due to shareholders..........................      1,748,721
 Dividends payable............................         90,000
 Current portion of long-term debt............      1,986,820
                                                  -----------
                                                    5,030,846

LONG-TERM DEBT (Note 9).......................      5,115,061

DEFERRED INCOME TAXES.........................      2,594,610

CONTINGENCIES (Note 10).......................             --
                                                  -----------
                                                   12,740,517

SHAREHOLDERS' EQUITY

SHARE CAPITAL (Note 11).......................      8,811,111

CONTRIBUTED SURPLUS (Note 1)..................      3,510,990

RETAINED EARNINGS.............................      1,174,621
                                                  -----------
                                                   13,496,722
                                                  -----------
                                                  $26,237,239
                                                  ===========

                            See accompanying notes.

                           WADECO GROUP OF COMPANIES


               COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                       FOR THE YEAR ENDED APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)

REVENUE
 Rental income..................................    $12,397,511
 Sale of services...............................      4,078,232
 Sale of products...............................      1,304,252
                                                    -----------
                                                     17,779,995

EXPENSES
 Cost of services provided......................      8,491,144
 Cost of products sold..........................        876,823
 Selling, general and administrative expenses...      2,894,580
 Interest expense - long-term debt..............        623,086
 Interest income................................       (127,152)
 Gain on sale of equipment......................       (188,244)
 Management fees and executive bonuses..........      1,570,451
                                                    -----------
                                                     14,140,688
                                                    -----------

INCOME BEFORE INCOME TAXES......................      3,639,307

PROVISION FOR INCOME TAXES (Note 13)
 Current........................................      1,408,443
 Deferred.......................................        193,020
                                                    -----------
                                                      1,601,463
                                                    -----------

NET INCOME......................................      2,037,844

RETAINED EARNINGS AT BEGINNING OF YEAR..........      6,706,777

DIVIDENDS.......................................     (7,570,000)
                                                    -----------

RETAINED EARNINGS AT END OF YEAR................    $ 1,174,621
                                                    ===========

                            See accompanying notes.

                           WADECO GROUP OF COMPANIES


              COMBINED STATEMENT OF CHANGES IN FINANCIAL POSITION
                       FOR THE YEAR ENDED APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income........................................   $ 2,037,844
 Adjustments to reconcile net income to net cash
    provided by operating activities
    Depreciation...................................     2,419,920
    Gain on sale of equipment......................      (188,244)
    Deferred income taxes..........................       193,020
    Change in current assets and liabilities
      Accounts receivable..........................       879,282
      Income taxes recoverable.....................      (508,335)
      Inventories..................................      (196,899)
      Prepaid expenses.............................       (18,216)
      Accounts payable.............................        (5,987)
      Accrued liabilities..........................      (210,704)
      Income taxes payable.........................    (1,749,700)
      Due to shareholders..........................       270,451
      Dividends payable............................        90,000
                                                      -----------
 Net cash provided by operating activities.........     3,012,432

CASH FLOWS USED FOR INVESTING ACTIVITIES
 Purchase of plant and equipment...................      (941,289)
 Proceeds from sale of building and equipment......       666,564
                                                      -----------
 Net cash used for investing activities............      (274,725)

CASH FLOWS USED FOR FINANCING ACTIVITIES
 Proceeds from long-term debt......................       309,015
 Repayment of long-term debt.......................    (2,180,803)
 Issuance of common shares.........................     7,000,000
 Dividends.........................................    (7,570,000)
                                                      -----------
NET CASH USED FOR FINANCING ACTIVITIES............     (2,441,788)
                                                      -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS..........       295,919

CASH AND CASH EQUIVALENTS
 Beginning of year.................................     2,930,781
                                                      -----------
 End of year.......................................   $ 3,226,700
                                                      ===========

                            See accompanying notes.

                           WADECO GROUP OF COMPANIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                 APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)



  1. BASIS OF ACCOUNTING

     COMBINATION
     The combined financial statements include the consolidated financial statements of Wadeco Oilfield Services Ltd. and its wholly-owned subsidiary, Wadeco Inc., (collectively, "Wadeco") and the financial statements of Leo's Oilfield Hauling Ltd. ("Leo's") and Polysep Chemicals Inc. ("Polysep") together with the balance sheets of two inactive companies, Ashtin Developments Ltd. and D&D Bell Enterprises Inc. These combined financial statements have been prepared solely for inclusion in the Form 8-K of Turboscope Vetco International Corporation. They present the financial position and results of operations of companies under the common management of the shareholders of the combined companies, and have been prepared using principles similar to those used in preparing consolidated financial statements. Comparative financial statements have not been provided as such financial statements are not deemed necessary under the rules prescribed by the Securities and Exchange Commission of the United States.

     PUSH-DOWN ACCOUNTING
     On April 8, 1993, J & S Hokanson Investments Ltd. purchased 100% of the common shares of Wadeco for an amount of $5,264,841. At that date, the book value of net assets of the company amounted to $3,855,595. These combined financial statements have been prepared using the push-down basis of accounting which results in the parent's cost of acquiring the company being assigned to the assets and liabilities of the company. As a result, the net assets of Wadeco were increased by an amount of $1,409,246, the excess of the purchase price over book value. That increase, together with retained earnings at the date of acquisition of $2,101,744, was recorded as contributed surplus.

  2. NATURE OF BUSINESS AND RISK FACTORS

     Wadeco is an integrated solids control service company providing solids/liquids separation and dewatering equipment and service personnel primarily to the Western Canadian oil and gas drilling market.

     Leo's transports oilfield equipment throughout Western Canada to remote work sites, primarily related to the oil and gas industry.

     Polysep is a supplier of specialized chemical products used in solids/liquids separation and dewatering operations.

     The operating results of the Wadeco Group of Companies depend to a large extent upon the level of drilling for oil and gas in Western Canada.

  3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION
     The companies recognize revenue when services are rendered or goods are shipped.

     CASH AND CASH EQUIVALENTS
     The companies consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                           WADECO GROUP OF COMPANIES

              NOTES TO COMBINED FINANCIAL STATEMENTS...CONTINUED
                                APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)


  3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES...CONTINUED

     ACCOUNTS RECEIVABLE
     Accounts receivable are net of allowances for doubtful accounts of $47,678.

     EARNINGS PER COMMON SHARE
     The computation of earnings per share has been omitted because these are special purpose financial statements and the calculation would not be relevant.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
     The combined financial statements and related notes, which have been prepared in conformity with Canadian generally accepted accounting principles, require the use of management estimates.

     INVENTORIES
     Inventories are valued at the lower of cost, calculated on the first-in, first-out method, and net realizable value.

     PROPERTY, PLANT AND EQUIPMENT
     Property, plant and equipment are stated at the purchaser's cost, which includes the push-down adjustment described in Note 1. These assets are depreciated using the straight-line method at rates calculated to amortize the cost of the assets, less residual value, over their estimated useful lives, as follows:

                      Buildings.......................   20 years
                      Rental equipment................   5 to 10 years
                      Service vehicles................   3 years
                      Office and computer equipment...   5 years
                      Shop equipment..................   5 years
                      Trucking equipment..............   10 years

     FOREIGN CURRENCY TRANSLATION
     Transactions in foreign currencies are recorded in Canadian dollars at the rates prevailing at the date of the transactions. Amounts receivable or payable in foreign currencies are translated into Canadian dollars at the year-end exchange rates.

  4. INVENTORIES

       Products held for resale..................................    $  317,455
       Parts and supplies to be used for equipment maintenance
          or to be consumed during operations....................     1,386,307
                                                                     ----------
                                                                     $1,703,762
                                                                     ==========

                           WADECO GROUP OF COMPANIES

              NOTES TO COMBINED FINANCIAL STATEMENTS...CONTINUED
                                APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)


  5. PROPERTY, PLANT AND EQUIPMENT

                                                         ACCUMULATED      NET BOOK
                                             COST       DEPRECIATION       VALUE
                                         ------------   ------------   ------------
      Land............................    $   170,000   $         --    $   170,000
      Buildings.......................      1,631,198        283,118      1,348,080
      Rental equipment................     16,771,275      3,928,142     12,843,133
      Service vehicles................        796,882        375,402        421,480
      Office and computer equipment...        333,924        125,586        208,338
      Shop equipment..................        229,969        112,480        117,489
      Trucking equipment..............      1,630,498        321,374      1,309,124
                                          -----------     ----------    -----------
                                          $21,563,746     $5,146,102    $16,417,644
                                          ===========     ==========    ===========

  6. BANK LINE OF CREDIT

     Wadeco has an operating line of credit to a maximum of $2,000,000, which fluctuates with the level of trade accounts receivable. Interest is at bank prime rate. Leo's has an operating line of credit to a maximum of $200,000, which fluctuates with the level of trade accounts receivable. Interest is at bank prime rate plus 1%. Refer to Note 9 for a description of security for lines of credit.

     No amounts had been drawn down against the lines of credit at April 30, 1996.

  7. ACCRUED LIABILITIES

     Accrued liabilities consist of the following:
        Accrued compensation.................................    $341,974
        Accrued taxes other than income taxes................     110,374
        Other................................................      32,087
                                                                 --------
                                                                 $484,435
                                                                 ========

  8. RELATED PARTY TRANSACTIONS

     Management fees and executive bonuses totalling $1,570,451 were earned by shareholders of the combined companies.

     During 1996, Wadeco loaned an amount of $2,000,000 to J & S Hokanson Investments Ltd., its parent company. That amount, together with interest of $24,685, was repaid during the year.

     During 1996, Wadeco sold a building to J & S Hokanson Investments Ltd. for cash consideration of $256,197, its carrying value.

                           WADECO GROUP OF COMPANIES

              NOTES TO COMBINED FINANCIAL STATEMENTS...CONTINUED
                                APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)

  9. LONG-TERM DEBT

      Wadeco
        Revolving loan payable, with interest at bank prime rate plus
            0.5%, repayable in monthly instalments of $100,000
            plus interest......................................................    $4,100,000
        Loan payable, with interest at bank prime rate plus 0.5%,
            repayable in monthly instalments of $41,667 plus interest..........     1,374,520
        Loan payable, with interest at bank prime rate plus 0.5%,
            repayable in monthly instalments of $5,556 plus interest...........       933,408

      Leo's
        Loan payable, with interest at bank prime rate plus 0.5%, repayable
            in monthly payments of $17,000 including interest..................       560,609
        Loan payable, with interest at bank prime rate plus 1%, repayable
            in monthly payments of $4,167 plus interest........................       133,344
                                                                                    ----------
                                                                                    7,101,881
      Less: Current portion....................................................     1,986,820
                                                                                   ----------
                                                                                   $5,115,061
                                                                                   ==========

     The Wadeco loans and bank line of credit are secured by buildings and equipment, a general assignment of book debts, and a fixed and floating charge demand debenture. The Leo's loans and bank line of credit are secured by specific equipment and a general assignment of book debts.

     Although each of the loans may be called by the bank on demand, they are expected to continue in accordance with the established repayment terms. Accordingly, the loans are recorded as long-term debt. Amounts are due as follows:

          1997...................    $1,986,820
          1998...................     1,999,119
          1999...................     1,870,173
          2000...................       579,049
          Amount due after 2000..       666,720
                                     ----------
                                     $7,101,881
                                     ==========

 10. CONTINGENCIES

     Two former employees have initiated claims, totalling $250,000, against Wadeco for wrongful dismissal. The outcome of these claims is not determinable and, accordingly, no liability has been recorded in these financial statements.

     Wadeco has initiated a claim in the amount of $5 million plus interest against a competitor for breach of fiduciary duty, breach of confidence and breach of a non-competition agreement. The defendant has initiated a counter claim in the amount of $250,000. The outcome of these claims is not determinable and, accordingly, no asset or liability has been recorded in these financial statements.

                           WADECO GROUP OF COMPANIES

              NOTES TO COMBINED FINANCIAL STATEMENTS...CONTINUED
                                APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)

11.  SHARE CAPITAL

     Wadeco
        Authorized
           5,000,000 common shares of no par value................
        Issued
           15,548 common shares...................................                    $8,753,851

     Leo's
        Authorized
           Unlimited number of Class A, B, C and D common
           shares of no par value.................................
        Issued
           40 Class A common shares...............................      $       10
           15 Class B common shares...............................          56,250
           29 Class C common shares...............................         108,750
           16 Class D common shares...............................          60,000
                                                                          --------
                                                                           225,010
           Less: Class C and D common shares held by combined
           companies and eliminated on combination................         168,750
                                                                          --------
                                                                                          56,260
     Polysep
        Authorized
           Unlimited number of Class A, B, C and D
             shares of no par value
        Issued
           500 Class A shares.....................................             500
           200 Class B shares.....................................             200
           200 Class C shares.....................................             200
           100 Class D shares.....................................             100
                                                                          --------
                                                                             1,000

        Less: 200 Class B shares held by a combined company and                200
        eliminated on combination.................................        --------
                                                                                             800
     Ashtin Developments
        Authorized
           Unlimited number of Class A shares of no par
             value................................................
     Issued
           100 Class A shares.....................................                           100

     D&D Bell Enterprises Inc.
           Authorized.............................................
           Unlimited number of Class A shares of no par value

     Issued
           100 Class A shares.....................................                           100
                                                                                     -----------
                                                                                      $8,811,111
                                                                                     ===========

     On April 30, 1996, Wadeco issued 4,842 common shares to J & S Hokanson Investments Ltd. for cash consideration of $7,000,000.

                           WADECO GROUP OF COMPANIES

              NOTES TO COMBINED FINANCIAL STATEMENTS...CONTINUED
                                APRIL 30, 1996
                       (ALL AMOUNTS IN CANADIAN DOLLARS)


12.  SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

                  Income taxes paid.......................$3,683,670
                                                          ==========
                  Interest paid...........................$  656,387
                                                          ==========

13.  INCOME TAXES

     The reconciliation of the expected to the computed tax provision is as follows:

     Tax expense at combined Canadian federal and provincial rate of 44.62%.............     $1,623,859
     Small business deduction available to Canadian-controlled private companies........        (70,955)
     Impact of non-deductible depreciation resulting from push-down accounting..........         42,233
     Other, net.........................................................................          6,326
                                                                                             ----------
                                                                                             $1,601,463
                                                                                             ==========

14.  SUBSEQUENT EVENTS

     On May 31, 1996, Wadeco purchased all of the issued share capital of Leo's, Polysep, Ashtin Developments Ltd. and D&D Bell Enterprises Inc.

     Immediately thereafter, TVI Wadeco Inc., a wholly-owned subsidiary of Tuboscope Vetco International Corporation, purchased all of the issued share capital of Wadeco. The amount due to shareholders of $1,748,721 was repaid at that time.

                                                                       ITEM 7(b)

                                TUBOSCOPE/WADECO
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 1996
                                 (IN THOUSANDS)

                                                                                    TUBOSCOPE/
                                                                                      WADECO       TUBOSCOPE/
                                                                                    PRO FORMA        WADECO
                                                        WADECO      TUBOSCOPE      ACQUISITION      PRO FORMA
                   ASSETS                             HISTORICAL    HISTORICAL    ADJUSTMENTS(2)  CONSOLIDATION
- --------------------------------------------------    ----------    ----------    -------------   -------------
Current assets:
 Cash and cash equivalents.........................      $   329      $  7,912       $ (2,368)          $  5,873
 Accounts receivable, net..........................        5,040        50,449                            55,489
 Inventory, net....................................        1,282        14,039                            15,321
 Deferred federal income taxes.....................           --         2,521                             2,521
 Prepaid expenses and other........................          340         6,998                             7,338
                                                         -------      --------       --------           --------
    Total current assets...........................        6,991        81,919         (2,368)            86,542

Property and equipment.............................       16,202       155,304           (775)           170,731
Accumulated depreciation and amortization..........       (3,815)      (48,146)         3,815            (48,146)
                                                         -------      --------       --------           --------
 Net property and equipment........................       12,387       107,158          3,040            122,585

Identified intangibles, net........................           --        18,682                            18,682
Goodwill, net......................................           --        27,856          5,842             33,698
Other assets, net..................................           --         4,630                             4,630
                                                         -------      --------                          --------
    Total assets...................................      $19,378      $240,245       $  6,514           $266,137
                                                         =======      ========       ========           ========

            LIABILITIES AND EQUITY
- --------------------------------------------------

Current liabilities:
 Accounts payable..................................      $   985      $ 14,981       $                  $ 15,966
 Accrued liabilities...............................           --        18,639          1,018             19,657
 Federal and foreign income taxes payable..........           56         2,041                             2,097
 Current portion of long-term debt.................        1,457         4,300                             5,757
                                                         -------      --------        -------           --------
    Total current liabilities......................        2,498        39,961          1,018             43,477

Long-term debt.....................................        3,935       104,159         16,405            124,499
Pension liabilities................................           --         9,142                             9,142
Deferred taxes payable.............................        2,036        10,025                            12,061
Other liabilities..................................           --         1,368                             1,368
                                                         -------      --------                          --------
    Total liabilities..............................        8,469       164,655         17,423            190,547

Redeemable Series A Convertible Preferred Stock....           --        10,175                            10,175
                                                         -------      --------                          --------

Common stockholders' equity:
 Common stock, $.01 par value, 60,000,000 shares           1,340           186         (1,340)               186
    authorized and 18,639,015 outstanding..........
 Paid in-capital...................................        2,597       116,934         (2,597)           116,934
 Retained earnings (deficit).......................        6,972       (49,114)        (6,972)           (49,114)
 Cumulative translation adjustment                            --        (2,591)                           (2,591)
                                                         -------      --------                          --------
    Total common stockholder's equity..............       10,909        65,415        (10,909)            65,415
                                                         -------      --------       --------           --------
    Total liabilities and equity...................      $19,378      $240,245       $  6,514           $266,137
                                                         =======      ========       ========           ========



        See Notes to Unaudited Pro Forma Condensed Financial Statements

                                TUBOSCOPE/WADECO
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT FOR SHARE DATA)

                                                            THREE MONTHS ENDED MARCH 31, 1996
                                                ----------------------------------------------------------
                                                      HISTORICAL           PRO FORMA           PRO FORMA
                                                ----------------------    ACQUISITION         ACQUISITION
                                                WADECO     TUBOSCOPE      ADJUSTMENTS           COMBINED
                                                -------   ------------   --------------      ------------
Revenue......................................    $4,401   $    47,018                         $    51,419
Cost of sales................................     1,987        35,363          $ 112 (3)           37,462
                                                -------   ------------   --------------      ------------
Gross profit.................................     2,414        11,655           (112)              13,957

Selling, general, and administrative costs...       451         5,838                               6,289
Write-off of long-term assets................        --        63,061                              63,061
                                                -------   ------------   --------------      ------------

Operating profit.............................     1,963       (57,244)          (112)             (55,393)

Interest expense.............................        78         2,595            328 (4)            3,001
Other expense................................       149           324                                 473
                                                -------   ------------   --------------      ------------

Income before income taxes...................     1,736       (60,163)          (440)             (58,867)
Provision (benefit) for income taxes.........       756        (4,574)          (176)(6)           (3,994)
                                                -------   ------------   --------------      ------------

Net income...................................    $  980   $   (55,589)         $(264)         $   (54,873)
Dividends applicable to Series A
  Convertible Preferred Stock................         0           175                                 175
                                                -------   ------------   --------------      ------------

Net income applicable to common stock........    $  980   $   (55,764)         $(264)         $   (55,048)
                                                =======   ============   ==============      ============

Net income per share.........................             $     (2.97)                        $     (2.93)
                                                          ============                       ============

Weighted average shares......................              18,759,499                          18,759,499
                                                          ===========                         ===========

Depreciation and amortization                    $  442   $     2,572          $ 112          $     3,126
                                                 ======   ===========          =====          ===========

        See Notes to Unaudited Pro Forma Condensed Financial Statements

                                TUBOSCOPE/WADECO
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT FOR SHARE DATA)


                                                           TWELVE MONTHS ENDED DECEMBER 31, 1995
                                                -----------------------------------------------------------
                                                      HISTORICAL           PRO FORMA            PRO FORMA
                                                -----------------------   ACQUISITION          ACQUISITION
                                                 WADECO     TUBOSCOPE     ADJUSTMENTS            COMBINED
                                                --------   ------------   --------------    --------------
Revenue......................................    $14,270   $   190,015                         $   204,285
Cost of sales................................      6,425       138,367          $ 450 (3)          145,242
                                                --------   ------------   --------------    --------------
Gross profit.................................      7,845        51,648           (450)              59,043

Selling, general, and administrative costs...      2,425        24,188                              26,613
                                                --------   ------------   --------------    --------------
Operating profit.............................      5,420        27,460           (450)              32,430

Interest expense.............................        494        12,328          1,312 (4)           14,134
Other expense................................        740           (73)          (949)(5)             (282)
                                                --------   ------------   --------------    --------------
Income before income taxes...................      4,186        15,205           (813)              18,578
Provision for income taxes...................      2,005         6,386           (325)(6)            8,066
                                                --------   ------------   --------------    --------------
Net income...................................      2,181         8,819           (488)              10,512
Dividends applicable to Series A
  Convertible Preferred Stock................                      700                                 700
                                                --------   ------------   --------------    --------------

Net income applicable to common stock........    $ 2,181   $     8,119         $ (488)         $     9,812
                                                ========   ============   ==============    ==============

Net income per share.........................              $      0.44                         $      0.53
                                                           ===========                      ==============

Weighted average shares......................               18,530,338                          18,530,338
                                                           ===========                      ==============

Depreciation and amortization................    $ 1,766   $    15,037         $  450          $    17,253
                                                 =======   ===========    ==============    ==============

        See Notes to Unaudited Pro Forma Condensed Financial Statements

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


(1) Basis of Presentation - The Unaudited Pro Forma Condensed Combined Financial Statements are presented to give pro forma effect to the acquisition of Wadeco Oilfield Services Ltd. ("Wadeco") for an aggregate purchase price of $21,605,000. The purchase price included the assumption of $5,200,000 of Wadeco debt and cash of $16,405,000.

    The purchase method of accounting has been used in preparing the Unaudited Pro Forma Condensed Combined Financial Statements of the Company with respect to the acquisition of Wadeco. The statement of income for the three months ended March 31, 1996 and fiscal year ended December 31, 1995 combines the results of operations for Tuboscope's three months ended March 31, 1996 and fiscal year ended December 31, 1995 with Wadeco's results for the same periods. Purchase accounting values have been assigned on a preliminary basis and will be adjusted upon the completion of a valuation study.

(2) To record Tuboscope's purchase of Wadeco for $16,405,000. The payment was assumed to be funded through the Company's revolving credit facility. Adjustments to assets include cash paid of $2,368,000 related to Wadeco's purchase of Leo's Oilfield Hauling Ltd. and Polysep Chemicals Inc. in May 1996, the elimination of historical accumulated depreciation of $3,815,000, the estimated set-up of fixed assets of $3,039,000, and goodwill represented by the excess purchase price over the estimated fair market value of net tangible assets of $5,842,000. Adjustments to liabilities and equity include an accrual for a payment of $1,018,000 made to the former owners of Wadeco subsequent to March 31, 1996, the $16,405,000 payment for the acquisition of Wadeco as an increase in the revolving credit facility and the elimination of Wadeco's equity accounts.

(3) To record additional amortization on fixed assets and amortization on goodwill resulting from the allocation of the purchase price of Wadeco. Goodwill is amortized over 40 years based on estimated economic life. The amortization period is consistent with that used by Tuboscope and various other companies in the oilfield industry.

(4) To record additional interest expense on debt related to the purchase price.

(5) To record elimination of bonus expense paid to previous owners of Wadeco.

(6) To reflect the tax effect on the pro forma adjustments.

                           EXHIBIT INDEX TO FORM 8-K


Exhibit No.                 Description                Sequentially
                                                      Numbered Page
23.1             Consent of Price Waterhouse               20
